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                                                                    EXHIBIT 10.8

                                                                  EXECUTION COPY

                 FIRST AMENDMENT TO THE SERIES 2002-3 SUPPLEMENT

     FIRST AMENDMENT (this "AMENDMENT"), dated as of November 22, 2002, to the Series 2002-3 Supplement (the "SERIES 2002-3 SUPPLEMENT"), dated as of September 12, 2002, among AESOP FUNDING II L.L.C., a special purpose limited liability company established under the laws of Delaware ("AFC-II"), as issuer, AVIS RENT A CAR SYSTEM, INC. ("ARAC"), as administrator, Park Avenue Receivables Corporation ("PARCO"), as a CP Conduit Purchaser, JPMorgan Chase Bank, as a Funding Agent and an APA Bank and THE BANK OF NEW YORK, a New York banking corporation ("BONY"), as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the "TRUSTEE"), and BONY, as agent for the benefit of the Series 2002-3 Noteholders (the "SERIES 2002-3 AGENT"), to the Amended and Restated Base Indenture, dated as of July 30, 1997, between AFC-II, as Issuer, and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the "BASE INDENTURE"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Base Indenture or the Series 2002-3 Supplement.

                              W I T N E S S E T H:
                              - - - - - - - - - - -

          WHEREAS, AFC-II, ARAC, PARCO, JPMorgan Chase Bank, the Trustee and the Series 2002-3 Agent entered into the Series 2002-3 Supplement dated as of September 12, 2002 (the "ORIGINAL SERIES 2002-3 SUPPLEMENT") pursuant to which the Series 2002-3 Notes were issued;

     WHEREAS, pursuant to Section 12.2 of the Base Indenture, any Supplement may be amended with the consent of AFC-II, the Trustee, any applicable Enhancement Provider and the Required Noteholders of a Series of Notes;

     WHEREAS, pursuant to Section 9.10 of the Series 2002-3 Supplement, the requirement contained in Section 12.2 of the Base Indenture regarding the consent of the Required Noteholders shall be satisfied upon attaining the consent of the Swing-Line Purchaser and the Funding Agent; and

          WHEREAS, AFC-II desires to amend and add certain definitions to the Series 2002-3 Supplement.

     NOW, THEREFORE, it is agreed:

     1. Clauses (iii), (iv) and (v) of the definition of "Series 2002-3 Required Enhancement Amount" in the Series 2002-3 Supplement are hereby deleted and replaced by the following:

          "(iii) the greater of (x) the Series 2002-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of the immediately preceding Business Day over the Series 2002-3 Maximum Mitsubishi Amount as of the immediately preceding Business Day and (y) the

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     excess, if any, of (A) the sum of (1) the Series 2002-3 VFN Percentage of
     the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 5% of the sum of (1) the Series 2002-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

          (iv) the greater of (x) the Series 2002-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, individually, and leased under the Leases as of the immediately preceding Business Day over the Series 2002-3 Maximum Individual Kia/Isuzu/Subaru/Hyundai/Suzuki Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-3 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, individually, and leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, individually, and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 5% of the sum of (1) the Series 2002-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

          (v) the greater of (x) the Series 2002-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, in the aggregate, and leased under the Leases as of the immediately preceding Business Day over the Series 2002-3 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-3 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, in the aggregate, and leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, in the aggregate, and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 15% of the sum of (1) the Series 2002-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles

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     leased under the AESOP I Operating Lease as of the immediately preceding
     Business Day;"

     2. The definition of "Series 2002-3 Maximum Mitsubishi Amount" in the Series 2002-3 Supplement is hereby deleted and replaced by the following:

          "SERIES 2002-3 MAXIMUM MITSUBISHI AMOUNT" means, as of any day, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

     3. The definition of "Change in Law" in the Series 2002-3 Supplement is hereby deleted and replaced by the following:

          "CHANGE IN LAW" means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2002-3 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not part of government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each an "OFFICIAL BODY") charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2002-3 Closing Date.

     4. The definition of "Series 2002-3 Maximum Manufacturer Amount" in the Series 2002-3 Supplement is hereby deleted and replaced by the following:

          "SERIES 2002-3 MAXIMUM MANUFACTURER AMOUNT" means, as of any day, any of the Series 2002-3 Maximum Mitsubishi Amount, the Series 2002-3 Maximum Nissan Amount, the Series 2002-3 Maximum Individual
     Kia/Isuzu/Subaru/Hyundai/Suzuki Amount or the Series 2002-3 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount.

     5. The following definitions are hereby inserted in Article I(b) of the Series 2002-3 Supplement in the appropriate alphabetical order:

          "SERIES 2002-3 MAXIMUM AGGREGATE KIA/ISUZI/SUBARU/HYUNDAI/SUZUKI AMOUNT" means, as of any day, with respect to Kia, Isuzu, Subaru, Hyundai and Suzuki, in the aggregate, an amount equal to 15% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2002-3 MAXIMUM INDIVIDUAL KIA/ISUZU/SUBARU/HYUNDAI/SUZUKI AMOUNT" means, as of any day, with respect to Kia, Isuzu, Subaru, Hyundai or Suzuki, individually, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

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     6.   The definition of "Series 2002-3 Maximum Aggregate
Subaru/Hyundai/Suzuki Amount" in the Series 2002-3 Supplement is hereby deleted.

     7.   The definition of "Series 2002-3 Maximum Individual
Subaru/Hyundai/Suzuki Amount" in the Series 2002-3 Supplement is hereby deleted.

     8. The first sentence of Section 2.7(b) of the Series 2002-3 Supplement is hereby deleted and replaced by the following:

               "AFC-II shall pay with funds available pursuant to Section 3.3(a) to the Funding Agent for the account of the Swing-Line Purchaser, on each Distribution Date, a commitment fee with respect to the Series 2002-3 Interest Period ending on the day preceding such Distribution Date (the "COMMITMENT FEE") during the Commitment Period at the Commitment Fee Rate of the average daily Commitment Amount during such Series 2002-3 Interest Period less the average daily Series 2002-3 Invested Amount during such Series 2002-3 Interest Period; PROVIDED, HOWEVER, for each day during the Commitment Period that the Commitment Amount equals zero, the Commitment Fee shall be an amount equal to the Commitment Fee Rate MULTIPLIED BY 2% MULTIPLIED BY $75,000,000 DIVIDED BY 360."

     9. The first sentence of Section 3.3 of the Series 2002-3 Supplement is hereby deleted and replaced by the following:

               "The Funding Agent shall provide written notice to the Administrator (x) on each Determination Date, of the Monthly Funding Costs for the current Series 2002-3 Interest Period and (y) within three Business Days after the end of each calendar month, of the Monthly Funding Costs (calculated as if such calendar month was a Series 2002-3 Interest Period). The Administrator shall determine the Series 2002-3 Note Rate for the current Series 2002-3 Interest Period."

     10. This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2002-3 Supplement.

     11. This Amendment shall become effective as of the date (the "AMENDMENT EFFECTIVE DATE") on which each of the following have occurred: (i) AFC-II shall have executed and delivered this Amendment to BONY, and BONY shall have executed this Amendment as the Trustee and the Series 2002-3 Agent, (ii) the Swingline Purchaser and the Funding Agent shall have consented to this Amendment, (iii) the Amended and Restated Series 2002-2 Supplement, dated as of November 22, 2002, to the Base Indenture, among AFC-II, as Issuer, ARAC, as Administrator, JPMorgan Chase Bank, as Administrative Agent, the CP Conduit Purchasers, the Funding Agents and the APA Banks named therein and The Bank of New York, as Trustee and Series 2002-2 Agent shall be in effect and (iv) the Rating Agency Consent Condition shall have been satisfied.

     12. From and after the Amendment Effective Date, all references to the Series 2002-3 Supplement shall be deemed to be references to the Series 2002-3 Supplement as amended hereby.

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     13.  This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     14. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

                                                 AESOP FUNDING II L.L.C.


                                                 By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

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                                                 AVIS RENT A CAR SYSTEM, INC.


                                                 By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

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                                                 THE BANK OF NEW YORK, as
                                                 Trustee and Series 2002-3 Agent


                                                 By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

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                                                 PARK AVENUE RECEIVABLES
                                                 CORPORATION,
                                                 as a CP Conduit Purchaser under
                                                 the Series 2002-3 Supplement


                                                 By:
                                                    ---------------------------
                                                    Name:
                                                    Title:


                                                 JPMORGAN CHASE BANK,
                                                 as a Funding Agent under the
                                                 Series 2002-3 Supplement


                                                 By:
                                                    ---------------------------
                                                    Name:
                                                    Title:

                                                 JPMORGAN CHASE BANK,
                                                 as an APA Bank under the Series
                                                 2002-3 Supplement


                                                 By:
                                                    ---------------------------
                                                    Name:
                                                    Title: